UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2018
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.
On October 20, 2017, Alimera Sciences, Inc. (the “Company”) entered into a Common Stock Sales Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“HCW”). The Company filed a copy of the Sales Agreement as Exhibit 10.1 to its Current Report on Form 8-K dated October 20, 2017. The Sales Agreement provided that, upon the terms and subject to the conditions set forth therein, the Company could issue and sell through HCW, acting as sales agent, shares of the Company’s common stock (“Shares”) having an aggregate offering price of up to $25,000,000. The Company had no obligation to sell, and in fact did not sell, any Shares under the Sales Agreement.
Under the Sales Agreement, HCW could sell Shares, at the request of the Company, by any method permitted by law deemed to be an “at the market offering” under Rule 415 of the Securities Act of 1933, as amended. The Sales Agreement provided that HCW would be entitled to compensation for its services in an amount up to 3.0% of gross proceeds from the sale of Shares, and also provided HCW with customary indemnification rights, as more fully described in the Sales Agreement.
On June 1, 2018, the Company notified HCW that it was terminating the Sales Agreement in accordance with the termination provisions of the Sales Agreement, effective on June 1, 2018. In deciding to terminate the Sales Agreement, the Company took into account that it does not have any current plans to raise capital and therefore does not need an “at the market offering” program in place.
There is no material relationship between the Company or its affiliates and any of the parties the Sales Agreement other than in respect of the Sales Agreement. The Company incurred no early termination penalties in connection with the termination of the Sales Agreement.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated June 4, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: June 4, 2018	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Financial Officer